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                                                                    EXHIBIT 10.5

                                                           Agreement No. 4569177
                                                                 Amendment No. 4
                                                                     Page 1 of 2

                                        ACCEPTANCE SHALL BE INDICATED BY
                                        SIGNING AND RETURNING DUPLICATE

TO:                                           FROM:

PF.Net Corp.                                  AT&T Corp.
1800 Alexander Bell Drive                     1200 Peachtree Street
4th Floor                                     Room 09E30
Reston, VA 20191                              Atlanta, GA  30309
Attn.: Donald L. Branscome                    Attn.: Lynn O. Pardue

General Purchase Agreement Number 4569177 ("Agreement") between AT&T Corp. ("AT&T") and PF.Net, Corp. ("Builder") dated October 29,1999 and as-modified by Amendment Nos. 1, 2 and 3, is further modified by Amendment Number 4 as follows:

1. ARTICLE 3.6.A: SUPPLY OF OA BUILDINGS: The following language is deleted from the Agreement in its entirety:

          "3.6.A SUPPLY OF OA BUILDINGS: Builder agrees to supply to AT&T new Optical Amplifier ("OA") buildings (the "Supplied Services") at the Builder sites identified in "Exhibit 3B: Links and Optical Amplified Locations" (the "Shared Sites"). It is contemplated that the new AT&T OA buildings will share the slab on which the adjacent Builder buildings are or may be located. The Supplied Services to be supplied, in addition to the other elements described in Article 3.6.A through 3.6.O, includes but is not limited to the following:

          (1) Planning, engineering, construction and placement of the OA building specified in Exhibit 3A of this Amendment;

          (ii) Supervision and Inspection of the pre-fabricated buildings during fabrication and installation of the OA buildings;

          (iii) Assurance that the pre-fabricated OA building supplied by Builder will be in accordance with the drawings and specifications as set forth in Exhibit 3A of this Amendment;

          (iv) Arrangement and installation of cable conduit for connection to the OA buildings;

                            AT&T/Builder Proprietary
10/01/FINAL

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                                                           Agreement No. 4569177
                                                                 Amendment No. 4
                                                                     Page 2 of 2

          (v) Necessary engineering and construction services for the purpose of power and communication cables entering and passing through Builder's main building to the AT&T building;

          (vi) Support the installation of AT&T's cable locating devices and Isolation closure in the Builder main OA builder and connections to the appropriate equipment in the AT&T building;

          In return for these construction services, AT&T will pay the Builder Two Hundred Thousand Dollars ($200,000.00) for each OA site constructed by the Builder. All Builder Invoices are due within thirty
          (30) days of construction completion and site acceptance by AT&T but in no event prior to January 1, 2002.

          Upon mutual agreement by AT&T and Builder. this Section 3.6.A may be superceded by a separate Construction Services Agreement between the Builder and AT&T for the construction of OA sites which would include terms substantially similar to the terms described in this amended
          Section 3.6.A."

This Amendment No. 4 is effective as of the execution of this Amendment by both parties and shall be incorporated in and shall constitute a part of the Agreement as if fully set forth therein. EXCEPT AS AMENDED HEREIN, ALL TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED.

APPROVAL:

ACKNOWLEDGED AND AGREED TO BY:

PF.NET CORP.                             AT&T CORP.

By: /s/ DONALD L. BRANSCOME           By: /s/ DIANA L. JONES
    ---------------------------           --------------------------------------
    (signature)                           (signature)

Name:  Donald L. Branscome               Name:  Diana L. Jones

Title: Senior Vice President-            Title: Group Procurement Director, AT&T
       Business Development                     Supplier Management
       ------------------------                 --------------------------------

Date:  Oct. 18, 2001                     Date:  October 22, 2001
       ------------------------                 --------------------------------
       (typed or printed)                       (typed or printed)

                            AT&T/Builder Proprietary
10/01/FINAL